UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2002
                                                        ------------------


                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



            Delaware                    333-56365              13-3725229
  ----------------------------       ----------------      -------------------
  (State or other jurisdiction       (Commission File         (IRS Employer
        of incorporation)                Number)           Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------

                                       N/A
                                     -------
         (Former name or former address, if changed since last report):

Item 5.  Other Events and Regulation FD Disclosure.

     On November 13, 2002, FairPoint Communications, Inc. issued the press release attached hereto as exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     *99.1        Press release issued November 13, 2002,  entitled,  "FairPoint
Reports Stable Nine Month Operating  Results and Executive  Management  Change."


________
* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:      /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Date: November 13, 2002